Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated September 25, 2013 to
Summary Prospectus dated September 15, 2013
and Prospectus dated September 14, 2013

In order to provide shareholders with 60 days’ notice of the change in the Fund’s investment objective, the following original investment objective will remain in effect as provided below.  Effective November 25, 2013, the investment objective will be as shown in the Fund’s summary prospectus and prospectus.

From September 25, 2013 through November 24, 2013, the investment objective of the Muzinich Credit Opportunities Fund reads as follows:

Investment Objective
The Muzinich Credit Opportunities Fund (the “Credit Opportunities Fund” or the “Fund”) seeks primarily to provide high yield income and capital appreciation.

Please retain this Supplement with your Summary Prospectus and Prospectus.